Exhibit (h)(16)



                             AMENDED AND RESTATED
                                  SCHEDULE A
                                    TO THE
                          CO-ADMINISTRATION AGREEMENT
                                BY AND BETWEEN
                                NORTHERN FUNDS,
                          THE NORTHERN TRUST COMPANY
                                      AND
                                   PFPC INC.
         (formerly known as FIRST DATA INVESTOR SERVICES GROUP, INC.)
                       DATED FEBRUARY 8, 2000

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:



Money Market Fund                               International Fixed Income Fund
U.S. Government Money Market Fund               High Yield Municipal Fund
U.S. Government Select Money Market Fund        High Yield Fixed Income Fund
Tax-Exempt Money Market Fund                    Income Equity Fund
Municipal Money Market Fund                     Stock Index Fund
California Municipal Money Market Fund          Growth Equity Fund
U.S. Government Fund                            Select Equity Fund
Short-Intermediate U.S. Government Fund         Mid Cap Growth Fund
Intermediate Tax-Exempt Fund                    Small Cap Index Fund
California Intermediate Tax-Exempt Fund         Small Cap Fund
Florida Intermediate Tax-Exempt Fund            Small Cap Growth Fund
Fixed Income Fund                               International Growth Equity Fund
Tax-Exempt Fund                                 International Select Equity Fund
Arizona Tax-Exempt Fund                         Technology Fund
California Tax-Exempt Fund                      MarketCommand Fund
                                                Global Communications Fund

     All signatures need not appear on the same copy of this Amended and Restated Schedule A.

         NORTHERN FUNDS                            NORTHERN TRUST COMPANY


         By: /s/Brian R. Curran                  By: /s/William H. Belden III

         Title: Vice President and Treasurer      Title: Vice President

         Date: 5/9/00                            Date: 5/10/00


         PFPC INC.

         By: /s/James L. Fox

         Title: Vice Chairman

         Date: 5/9/00